EXHIBIT 10.2

SECURITY AGREEMENT WITH PRESLEY AND PATRICIA STACEY REED
AND RAYMOND AND JOAN BONANNO DATED DECEMBER 5, 2011

EXECUTION VERSION

SECURITY AGREEMENT

This SECURITY AGREEMENT (the “Agreement”), dated as of December 5, 2011, is by and between Spicy Pickle Franchising, Inc., a Colorado corporation (the “Grantor”), Presley Reed and Patricia Stacey Reed (collectively, the “Reeds”), and Raymond BonAnno and Joan BonAnno (collectively, the “BonAnnos”, and together with the Reeds, the “Secured Parties”).  Each of the Grantor, the Reeds, and the BonAnnos are sometimes individually referred to herein as a “Party” and sometimes collectively as the “Parties.”  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

Recitals

WHEREAS, the Reeds hold (i) a Convertible Promissory Note, dated September 30, 2009, as amended on May 10, 2010, issued by the Grantor; (ii) a Convertible Promissory Note, dated May 10, 2010, issued by the Grantor; (iii) and a Convertible Promissory Note, dated April 15, 2011, issued by the Grantor (collectively, the “Reed Debt”);

WHEREAS, the BonAnnos hold (i) a Convertible Promissory Note, dated September 30, 2009, as amended on May 10, 2010, issued by the Grantor; and (ii) a Convertible Promissory Note, dated April 15, 2011, issued by the Grantor; (collectively, the “BonAnno Debt”);

WHEREAS, the Grantor has entered into a Loan Agreement with the Secured Parties, dated of even date herewith (the “Loan Agreement”);

WHEREAS, in connection with the Loan Agreement, the Grantor has issued Senior Secured Promissory Notes to the Secured Parties, dated of even date herewith (the “Notes”);

WHEREAS, in connection with the Loan Agreement and the Notes, the Grantor and the Secured Parties have entered into a Revenue Participation Agreement, dated of even date herewith (the “Revenue Participation Agreement”).

WHEREAS, as a condition to the consummation of the transactions contemplated by the Loan Agreement and the Notes and to induce the Secured Parties to consummate the transactions set forth in the Loan Agreement and the Notes, the Grantor has agreed to secure its obligations under the Notes, the Reed Debt, and the BonAnno debt by entering into this Agreement.

Agreement

NOW, THEREFORE, the Grantor and the Secured Parties hereby agree as follows:

1.  Grant of Security Interest.  The Grantor hereby pledges, collaterally assigns and grants to the Secured Parties as security for all present and future obligations, indebtedness and liabilities of all kinds of the Grantor to the Secured Parties under the Reed Debt, the BonAnno Debt, the Notes, the Loan Agreement, the Revenue Participation Agreement, and the transaction contemplated by any of the foregoing (collectively referred to as the “Secured Obligations”), a continuing security interest in, all right, title and interest of the Grantor in and to all of the following property, whether now owned or existing or hereafter acquired or arising, regardless of where located and howsoever the Grantor’s interests therein arise, whether by ownership, security interest, claim or otherwise:

All assets of the Company, tangible or intangible, including, but not limited to, all accounts receivable, notes receivable, chattel paper, inventory, machinery and equipment, furniture and fixtures, real estate holdings and leases, general intangibles, intellectual properties, and all proceeds of all such assets (the “Collateral”).  For purposes of this Security Agreement, the term “proceeds” includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including any proceeds of insurance, whether or not such policy shall contain an endorsement in favor of the Secured Parties.

2.  Representations, Warranties, Covenants and Agreements of the Grantor.

(a)  Except for the security interests granted hereby and in connection with the loans to the Grantor by ALT, LLC, a Colorado limited liability company, ALT II, LLC, a Colorado limited liability company, and ALT III, LLC, a Colorado limited liability company, dated March 1, 2008 (the “ALT Debt”), and under any Permitted Liens, the Grantor is, and as to Collateral acquired after the date hereof the Grantor shall and will be at the time of acquisition, the record and beneficial owner and holder of the Collateral free from any adverse claim, security interest, pledge, encumbrance, lien, charge, or other right, title or interest of any person other than the Secured Parties, and covenants that at all times the Collateral will be and remain free of all such adverse claims, security interests, pledges, encumbrances, liens, charges or other adverse interests by third parties.

(b)  The Grantor has full power and lawful authority to enter into this Agreement and to grant to the Secured Parties a security interest in the Collateral as herein provided, all of which have been duly authorized by all necessary corporate action.

(c)  The execution and delivery and the performance hereof are not in contravention of any provision of the Grantor’s articles of organization or bylaws, or of any instrument or undertaking to which the Grantor is a party or by which the Grantor or its property is bound.

(d)  This Agreement constitutes the valid and legally binding obligation of the Grantor enforceable in accordance with its terms.

(e)  The Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.  Any officer or representative acting for or on behalf of the Grantor in connection with this Agreement or any aspect hereof, or entering into or executing this Agreement on behalf of the Grantor, has been duly authorized to do so and is fully empowered to act for and represent the Grantor in connection with this Agreement and all matters related thereto or in connection therewith.

(f)  For so long as the Secured Obligations remain outstanding, the Grantor agrees that it will not, absent prior written consent of the Secured Parties, impose any security interest upon any of the Collateral, except for Permitted Liens.

(g)  Grantor’s principal place of business and chief executive office is in Denver, Colorado.  Grantor shall not change the location of its principal place of business or chief executive office without twenty (20) days prior written notice to the Secured Parties.

(h)  The preamble hereof states the correct legal name of the Grantor.  Grantor shall not change its corporate name, nor do business under any name other than names currently in use and registered for use in accordance with applicable law, unless the Grantor has delivered to the Secured Parties written notice of such other names at least twenty (20) days prior to the date of first use thereof by the Grantor.

(i)  Other than in connection with the ALT Debt, the Reed Debt, the BonAnno Debt, and Permitted Liens, the Grantor is not obligated under any pledge, charge, financing statement or security agreement which covers any of the Collateral.

(j)  As long as any amount remains unpaid on any of the Secured Obligations or under any agreement entered into in connection with the Secured Obligations, except as expressly permitted by any such agreement, and except for Permitted Liens (A) the Grantor will not enter into or execute any pledge, charge, security agreement or financing statement covering the Collateral, other than those pledges, charges, security agreements and financing statements in favor of the Secured Parties hereunder, and (B) the Grantor shall not file or consent to the filing of any pledge, financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of the Secured Parties hereunder, unless in any case the prior written consent of the Secured Parties shall have been obtained.

(k)  The Grantor authorizes the Secured Parties to file, in their discretion, in jurisdictions where this authorization will be given effect, a financing statement, personal property security act filing or other instrument for filing required by any jurisdiction applicable to the Collateral signed only by the Secured Parties covering the Collateral.  At the request of the Secured Parties, the Grantor will join the Secured Parties in executing such instruments as the Secured Parties may determine from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code (“UCC”), personal property security act or other applicable laws in effect where the Collateral is located or where the Grantor conducts business; without limiting the generality of the foregoing, the Grantor agrees to join the Secured Parties, at the Secured Parties’ request, in executing one or more financing statements or other instruments in form satisfactory to the Secured Parties, and the Grantor will pay the costs of filing or recording the same in all public offices at any time and from time to time whenever filing or recording of any such financing statement or other instrument is deemed by the Secured Parties to be necessary or desirable.

3.  Further Assurances.  The Grantor agrees to take such actions and to execute such stock powers or other instruments and such other or different writings as the Secured Parties may reasonably request further to perfect, confirm and assure the Secured Parties’ security interest in the Collateral.

4.  Events of Default.

The occurrence of an Event of Default under the Notes shall constitute an “Event of Default” hereunder.

5.  Rights and Remedies of the Secured Parties upon Event of Default.

If an Event of Default shall have occurred and is continuing:

(a)  The Secured Parties shall have and may exercise with reference to the Collateral and the Secured Obligations any and all of the rights and remedies of a secured party under the UCC, and as otherwise granted herein or under any other applicable law, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys’ fees and expenses thereby incurred by the Secured Parties and toward payment of the Secured Obligations in such order or manner as permitted by law.  Specifically, and without limiting the foregoing, the Secured Parties shall have the right to take possession of all or any part of the Collateral, any certificate therefor, or any security therefor and of all books, records, papers and documents of the Grantor or in the Grantor’s possession or control relating to the Collateral, which are not already in the Secured Parties’ possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned.  To the extent permitted by law, the Grantor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of the Grantor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of the Secured Parties existing after default hereunder.  The Secured Parties shall have all other rights and remedies available, whether at law or in equity.

(b)  The Secured Parties shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Collateral on ex parte application to any court of competent jurisdiction.  The Grantor waives any right to any hearing or notice of hearing prior to the appointment of a receiver.  Such receiver and his agents shall be empowered to take possession of the Collateral and generally to do anything that the Grantor could legally do if the Grantor were in possession of the Collateral.  All expenses incurred by the receiver or his agents, including obligations to repay funds borrowed by the receiver, shall constitute a part of the Secured Obligations.  Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys’ fees incurred by the receiver and by the Secured Parties, together with interest thereon at the default rate under the Notes from the date incurred until repaid, and the balance shall be applied toward the Secured Obligations or in such other manner as the court may direct.  Unless sooner terminated with the express consent of the Secured Parties, any such receivership will continue until the Secured Obligations have been discharged in full, or until title to the Collateral has passed.

(c)  Upon notice by the Secured Parties to the Grantor, the Secured Parties or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as the Secured Parties may elect.

(d)  All rights to marshaling of assets of the Grantor, including any such right with respect to the Collateral, are hereby waived by the Grantor.

6.  Application of Proceeds by the Secured Parties.

In the event the Secured Parties sell or otherwise dispose of the Collateral in the course of exercising the remedies provided for in Sections 5 or 6 hereof, any amounts held, realized or received by the Secured Parties pursuant to the provisions hereof, including the proceeds of the sale of any of the Collateral or any part thereof, shall be applied by the Secured Parties first toward the payment of any costs and expenses incurred by the Secured Parties in enforcing this Agreement, then to any amounts otherwise due hereunder, and then as provided in the Loan Agreement.  Any amounts and any Collateral remaining after such application and after payment to the Secured Parties of all of the Secured Obligations in full shall be paid or delivered as required by law, or as a court of competent jurisdiction may direct.

The Secured Parties shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Parties accords its own property, it being understood that the Secured Parties shall not have any responsibility for (x) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Parties have or are deemed to have knowledge of such matters or (y) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

7.  Absolute Interest.

(a)  All rights of the Secured Parties hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any provision of the Loan Agreement, the Notes, any agreement with respect to the Secured Obligations, or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, the Notes or any other transaction document, (iii) any exchange, release or non-perfection of any Collateral or any other security for or Collateral securing the Secured Obligations, or any release or amendment or waiver of or any consent to or departure from any guarantee or any other security, for all or any of the Secured Obligations or (iv) any other circumstance which might constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or this Agreement.

(b)  The Secured Parties are hereby subrogated to all of the Grantor’s interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

8.  Termination.

This Agreement and the security interests created hereunder shall terminate when all the Secured Obligations have been paid in full, at which time the Secured Parties shall execute and deliver to the Grantor all documents which the Grantor shall reasonably request to evidence termination of such security interest and shall return physical possession of any Collateral then held by the Secured Parties to the Grantor.

9.  Additional Information.

The Grantor agrees to furnish the Secured Parties from time to time such additional information and copies of such documents relating to this Agreement, the Collateral, the Secured Obligations and the Grantor’s financial condition as the Secured Parties may reasonably request.

10.  Notices.

Any communication, notice or demand to be given hereunder shall be in writing and given in the manner and to the addresses set forth in the Loan Agreement.

11.  No Waiver; Cumulative Rights.

No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Parties of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.  Each and every right, remedy and power hereby granted to the Secured Parties or allowed it by law or other agreement shall be cumulative and not exclusive of any other and may be exercised by the Secured Parties from time to time.

12.  Governing Law; Waiver of Jury Trial.

This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, excluding the body of law relating to conflict of laws.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

13.  Successors and Assigns.

This Agreement shall be binding on and enforceable against the Parties hereto and their successors, assigns, and legal representatives and shall inure to the benefit of the Parties hereto and their successors, assigns, and legal representatives.

14.  Execution in Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same agreement.  Each of the Parties to this Agreement will be entitled to rely upon delivery by facsimile machine of an executed copy of this Agreement and acceptance of such facsimile copy will be legally effective to create a valid and binding agreement between the Parties in accordance with the terms hereof.

15.  Severability.

If any one or more provisions of this Agreement should be declared invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

16.     Fees and Expenses.  Each Party shall be responsible for its own legal, accounting and transaction costs.  Notwithstanding the foregoing, the Grantor shall reimburse the Lenders for reasonable fees incurred by Lenders’ legal counsel in connection with the enforcement of this Agreement.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed as of the date first above written.

GRANTOR

SPICY PICKLE FRANCHISING, INC.

/s/
By: Mark Laramie
Its: Chief Executive Officer

THE REEDS

/s/
Presley Reed

/s/
Patricia Stacey Reed

THE BONANNOS

/s/
Raymond BonAnno

/s/
Joan BonAnno